SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

       Date of report (date of earliest event reported): October 28, 2005


                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            33-20432                                 75-2228828
      (Commission File Number)           (IRS Employer Identification No.)


                  401 State Route 24, Chester, New Jersey 07930
               (Address of principal executive offices) (Zip Code)


                                 (908) 879-2722
                        (Registrant's telephone number)



                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.

Magnitude Information Systems (the "Company") has decided to restate its financial results for the years ended December 31, 2003 and 2004, and for the quarters ended March 31, 2005 and June 30, 2005.

      The restatement involves reclassifying certain equity positions in connection with beneficial conversion rights accrued to warrants and shares of convertible preferred stock issued in 2003 and 2004, and revaluing securities issued prior to January 1, 2004 to employees and non-employees for services rendered.

      The restatements add $315,450 to the net loss in 2003 and $52,954 to the net loss in 2004, whereby both amounts, however, are being offset by similar credits to Paid-in Capital, as a consequence of which there was no material effect on total stockholders' equity. In addition, the reclassifications and revaluations give rise to corrections in the reported dividends positions and per-share earnings figures which again, however, do not materially affect total stockholders' equity.

      As a result of the foregoing, the Company intends to file a Form 10-KSB/A for the fiscal year ended December 31, 2004 and Forms 10-QSB/As for the quarters ended March 31, 2005 and June 30, 2005, restating the balance sheets, statements of operations and cash and equity schedules included in those reports. The previously filed financial statements in these reports should not be relied upon.

               The effects of the restatements will be as follows

                                                    Year Ended December 31, 2003
                                                    ----------------------------
                                                     As Reported    As Restated
                                                    ------------    ------------
Retained earnings (deficit)                         $(23,705,641)   $(24,316,404)
Additional paid-in capital                            23,950,614      24,647,149
Total stockholders' equity (impairment)                 (377,851)       (292,079)
Working capital (deficiency)                            (968,183)     (1,001,001)
Net (loss)                                            (2,337,881)     (2,653,331)
Loss per share (after dividends and amortization    $      (0.04)   $      (0.04)
  of discount on Preferred Stock)
                                                    Year Ended December 31, 2004
                                                    ----------------------------
                                                     As Reported    As Restated
                                                    ------------    ------------
Prepaid expenses                                    $     88,811    $     55,993
Retained earnings (deficit)                          (27,992,998)    (28,956,861)
Additional paid-in capital                            27,499,793      28,496,474
Total stockholders' equity (impairment)                 (480,228)       (513,046)
Deferred compensation                                         --         (65,636)
Working capital (deficiency)                            (977,831)     (1,010,649)
Net (loss)                                            (2,483,602)     (2,536,556)
Loss per share (after dividends and amortization    $      (0.04)   $      (0.05)
  of discount on Preferred Stock)


For the quarter ended March 31, 2005, the effects will be as follows:

                                                 Three Months Ended March 31, 2005
                                                 ---------------------------------
                                                    As Reported      As Restated
                                                    ------------    ------------
Prepaid expenses                                    $    102,783    $     80,905
Retained earnings (deficit)                         $(28,612,395)   $(29,587,197)
Additional paid-in capital                            28,351,708      29,348,389
Total stockholders' equity (impairment)                 (246,825)       (268,703)
Deferred compensation                                         --         (43,757)
Working capital (deficiency)                            (707,462)       (729,340)
Net (loss)                                              (591,019)       (601,958)
Loss per share                                      $     (0.005)   $     (0.005)


For the quarter ended June 30, 2005, the effects will be as follows:

                                                  Three Months Ended June 30, 2005
                                                  --------------------------------
                                                    As Reported     As Restated
                                                    ------------    ------------
Net (loss)                                              (575,696)       (586,636)
Loss per share                                      $     (0.004)   $     (0.004)

                                                    Six Months Ended June 30, 2005
                                                    ------------------------------
                                                     As Reported    As Restated
                                                    ------------    ------------
Prepaid expenses                                    $    146,378    $     63,372
Retained earnings (deficit)                          (29,216,471)    (30,202,213)
Additional paid-in capital                            28,760,188      29,756,869
Total stockholders' equity (impairment)                 (442,121)       (525,127)
Deferred compensation                                         --         (93,945)
Working capital (deficiency)                            (866,832)       (949,838)
Net (loss)                                            (1,166,715)     (1,188,594)
Loss per share                                      $     (0.009)   $     (0.009)

      The decision to restate the Company's financial results does not cause management to change its conclusion, described at Item 8a that is contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, that the Company's internal control over financial reporting was effective as of December 31, 2004. The issuances of common and preferred stock and warrants and the quantification and classification of the securities that are subject to the restatement were visible and disclosed in the financial statements. Although the valuation of such securities, issued prior to the fiscal year 2004, incorporated a discount from the then quoted price of the Company's publicly traded common stock, the Company had employed this accounting treatment for a number of years, and believes that a number of other companies in many industries follow this practice. The Company previously received unqualified opinions on its consolidated financial statements incorporating the subject classification and valuations.

      During the fourth quarter of the Company's 2005 financial closing and reporting process, the Company reviewed the classification and valuation of these securities in its financial statements as well as the disclosure presentation of other companies, and held discussions with its independent auditors, Rosenberg Rich Baker Berman & Company ("RRBB") about the treatment in its financial statements. Based on these procedures, the Company reached the conclusion that the reclassification of certain securities issued prior to January 1, 2004 and the valuation of the subject securities without application of a discount to the then quoted market value of the Company's common stock was appropriate. Subsequent to this fourth quarter review, the Company has reconsidered the accounting treatment for such securities. The restatements conform the Company's consolidated financial statements to that accounting treatment.

      Under the circumstances, the Company's management does not believe that the restatements resulted from, or require a finding of, a material weakness in its internal control over financial reporting. This conclusion was discussed with, and approved by, the Audit Committee of the Company's Board of Directors.

      RRBB has been provided with a copy of this disclosure in advance of the filing of this report with the Securities and Exchange Commission.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MAGNITUDE INFORMATION SYSTEMS, INC.


Dated:  October 28, 2005                     By: /s/ Joerg H. Klaube
                                               ---------------------------------
                                               Joerg H. Klaube
                                               Chief Financial Officer